Exhibit 21.1
Subsidiaries of the Registrant
Certain subsidiaries of the registrant and their subsidiaries are listed below. Pursuant to Item 601(b)(21) of Regulation S-K, the names of particular subsidiaries have, in certain instances, been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a “significant subsidiary” as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934.

Name	Country of Organization
Sistemes Consulting S.L.	Andorra
Accenture SRL	Argentina
Accenture Service Center SRL	Argentina
Insitum Consultoría Argentina SRL	Argentina
Accenture Australia Pty Ltd	Australia
Accenture Australia Holdings Pty Ltd	Australia
Accenture Cloud Solutions Australia Pty Ltd	Australia
Accenture Cloud Solutions Pty Ltd	Australia
Accenture Solutions Pty Ltd	Australia
AlphaBeta Advisors Pty Ltd	Australia
Analytics 8 LP	Australia
Analytics 8 Pty Ltd	Australia
Apis Group Pty Ltd	Australia
Artio People Pty Ltd	Australia
Artio People (Payroll) Pty Ltd	Australia
Avanade Australia Pty Ltd	Australia
BCT Solutions Pty Ltd	Australia
Icon Integration Pty Ltd	Australia
Loud & Clear Creative Pty Ltd	Australia
Maud Corp Pty Ltd	Australia
The Monkeys Pty Ltd	Australia
Octo Technology Pty Ltd	Australia
Orbium Pty Ltd	Australia
Parker Fitzgerald Pty Ltd	Australia
PrimeQ Ltd	Australia
PrimeQ Australia Pty Ltd	Australia
Redcore Group Holdings Pty Ltd	Australia
Redcore Pty Ltd	Australia
Simian Pty Ltd	Australia
Troop Studios Pty Ltd	Australia
Zebra Worldwide Australia Pty Ltd	Australia
Accenture GmbH	Austria
Avanade Österreich GmbH	Austria
maihiro GmbH	Austria
Accenture Communications Infrastructure Solutions Ltd	Bangladesh
Accenture BPM S.C.R.L.	Belgium
Accenture NV/SA	Belgium
Accenture Technology Ventures SPRL	Belgium
Avanade Belgium SPRL	Belgium
Accenture Technologia, Consultoria e Outsourcing S.A.	Bolivia

Name	Country of Organization
Accenture (Botswana) (Proprietary) Limited	Botswana
Accenture Agência Interativa Ltda	Brazil
Accenture Consultoria de Industria e Consumo Ltda	Brazil
Accenture Consultoria de Recursos Naturais Ltda	Brazil
Accenture do Brasil Ltda	Brazil
Accenture Holding Brasil Ltda	Brazil
Accenture Servicos Administrativos Ltda	Brazil
Avanade do Brasil Ltda	Brazil
BPO Servicos Administrativos Ltda	Brazil
Concrete Desenvolvimento de Sistemas Ltda	Brazil
Concrete Solutions Ltda	Brazil
Decorado Marketplace Ltda-EPP	Brazil
Gapso Serviços de Informática Ltda	Brazil
New Content Editora e Produtora Ltda	Brazil
Organize Informação Ltda.	Brazil
Vivere Brasil Serviços e Soluções SA	Brazil
Accenture Bulgaria EOOD	Bulgaria
Accenture Business Services for Utilities Inc	Canada
Accenture Business Services of British Columbia Limited Partnership	Canada
Accenture Canada Holdings Inc	Canada
Accenture Inc	Canada
Accenture Nova Scotia Unlimited Liability Co.	Canada
Avanade Canada Inc	Canada
Callisto Integration Ltd.	Canada
Kurt Salmon Canada Ltd	Canada
PCO Innovation Canada Inc.	Canada
Accenture Chile Asesorias y Servicios Ltda	Chile
Neo Metrics Chile, S.A.	Chile
Shackleton Chile, S.A.	Chile
Accenture (China) Co., Ltd.	China
Accenture Enterprise Development (Shanghai) Co., Ltd.	China
Accenture (Shenzhen) Technology Co., Ltd.	China
Accenture Technology Solutions (Dalian) Co., Ltd.	China
Aorui Advertising (Shanghai) Co., Ltd.	China
Avanade (Guangzhou) Computer Technology Development Co., Ltd.	China
Beijing Zhidao Future Consulting Co., Ltd	China
Chengdu Mensa Advertising Co., Ltd.	China
CreativeDrive Digital Content Services (Shenzhen) Co, Ltd.	China
designaffairs Business Consulting (Shanghai) Co., Ltd.	China
FutureMove Automotive Co., Ltd.	China
FutureMove (Beijing) Automotive Technology Co., Ltd.	China
Hangzhou Aiyunzhe Technology Co., Ltd.	China
Hangzhou Qijia Cloud Computing Co., Ltd.	China
Inventor Advertisement (Beijing) Co., Ltd.	China
Mackevision CG Technology and Service (Shanghai) Co., Ltd.	China
Nanjing Demeng Advertising Co., Ltd.	China
Qi Jie Beijing Information Technologies Co., Ltd.	China
Shanghai Baiyue Advertising Co., Ltd.	China

Name	Country of Organization
Shun Zhe Technology Development Co., Ltd.	China
?What If! Shanghai Co., Ltd.	China
Zielpuls (Shanghai) Co., Ltd.	China
Accenture Ltda	Colombia
Insitum Consultoría Colombia SAS	Colombia
Accenture S.R.L.	Costa Rica
Accenture Services SRL	Costa Rica
Double Digit Limitada	Costa Rica
Lumenup S.A.	Costa Rica
Accenture Business and Technology Services LLC	Croatia
Accenture Services s.r.o.	Czech Republic
SinnerSchrader Praha s.r.o.	Czech Republic
Accenture A/S	Denmark
Avanade Denmark A/S	Denmark
Filmproduction ApS	Denmark
Hjaltelin Stahl K/S	Denmark
Odgaard ApS	Denmark
Pegasus Production K/S	Denmark
Accenture Ecuador S.A.	Ecuador
Accenture Egypt LLC	Egypt
Accenture Oy	Finland
Accenture Services Oy	Finland
Accenture Technology Solutions Oy	Finland
Avanade Finland Oy	Finland
Paja Finanssipalvelut Oy	Finland
Accenture Customer Services Distribution SASU	France
Accenture Holdings France SASU	France
Accenture Post Trade Processing SASU	France
Accenture SASU	France
Accenture Technology Solutions SASU	France
Altima SASU	France
Appaloosa Technology SASU	France
Avanade France SASU	France
Digiplug SASU	France
Enterprise System Partners SASU	France
Gekko SAS	France
Octo Technology SA	France
Sentelis SAS	France
Silveo Holding SASU	France
Zebra Worldwide SAS	France
2FI Systeme SAS	France
Accenture Cloud Services GmbH	Germany
Accenture Dienstleistungen GmbH	Germany
Accenture Digital Holdings GmbH	Germany
Accenture GmbH	Germany
Accenture Holding GmbH & Co. KG	Germany
Accenture Management GmbH	Germany
Accenture Services GmbH	Germany

Name	Country of Organization
Accenture Technology Solutions GmbH	Germany
Avanade Deutschland GmbH	Germany
designaffairs GmbH	Germany
ESR Labs AG	Germany
Kolle Rebbe GmbH	Germany
Mackevision Medien Design GmbH	Germany
maihiro GmbH	Germany
SinnerSchrader AG	Germany
SinnerSchrader Content GmbH	Germany
SinnerSchrader Deutschland GmbH	Germany
Zielpuls GmbH	Germany
Accenture Ghana Limited	Ghana
Accenture plc	Gibraltar
Accenture BPM Operations Support Services S.A.	Greece
Accenture Single Member S.A. Organization, Information, Technology & Business Development	Greece
Accenture Company Ltd	Hong Kong
Accenture Technology Solutions (HK) Co. Ltd.	Hong Kong
Altima Asia Ltd.	Hong Kong
Avanade Hong Kong Ltd	Hong Kong
AvantBiz Consulting Ltd	Hong Kong
designaffairs group China Co. Ltd.	Hong Kong
DMA Solutions Ltd	Hong Kong
Inventor Technology Ltd	Hong Kong
LemonXL Ltd	Hong Kong
Most Champion Ltd	Hong Kong
Orbium Ltd	Hong Kong
PacificLink iMedia Ltd	Hong Kong
Pixo Punch Ltd	Hong Kong
Seabury Aviation & Aerospace Asia (Hong Kong) Limited	Hong Kong
Vertical Retail Consulting Ltd.	Hong Kong
Accenture Hungary Holdings Kft	Hungary
Accenture Industrial Software Solutions Kft	Hungary
Accenture Tanacsado Kolatolt Felelossegu Tarsasag	Hungary
Accenture Solutions Private Limited	India
Altius Data Solutions Private Limited	India
Byte Prophecy Private Limited	India
DAZSI Systems (India) Pvt. Limited	India
Intrigo Systems India Pvt. Limited	India
Kogentix Technologies Private Limited	India
Silveo Consulting India Private Limited	India
SolutionsIQ India Consulting Services Private Limited	India
PT Accenture	Indonesia
PT Asta Catur Indra	Indonesia
PT Kogentix Teknologi Indonesia	Indonesia
Accenture Capital Designated Activity Company	Ireland
Accenture Defined Benefit Pension Plan Trustees Ltd	Ireland
Accenture Defined Contribution Pension Plan Trustees Ltd	Ireland
Accenture Finance Limited	Ireland

Name	Country of Organization
Accenture Finance II Ltd	Ireland
Accenture Global Capital Designated Activity Company	Ireland
Accenture Global Engagements Limited	Ireland
Accenture Global Holdings Ltd.	Ireland
Accenture Global Services Ltd	Ireland
Accenture Global Solutions Ltd	Ireland
Accenture International Limited	Ireland
Accenture Limited	Ireland
Accenture Participations II Limited	Ireland
Avanade Ireland Limited	Ireland
Enterprise System Partners Limited	Ireland
Exactside Limited	Ireland
Rothco Holdings Designated Activity Company	Ireland
Rothco Limited	Ireland
Tadata Creative Unlimited Company	Ireland
Tara Risk Designated Activity Company	Ireland
Accenture Ltd	Israel
Maglan Information Defense Technologies Research Ltd.	Israel
Accenture Finance and Accounting BPO Services S.p.A.	Italy
Accenture Finance and Accounting Services Srl	Italy
Accenture Financial Advanced Solution & Technology s.r.l.	Italy
Accenture HR Services S.p.A.	Italy
Accenture Managed Services SpA	Italy
Accenture Services and Technology Srl	Italy
Accenture SpA	Italy
Accenture Technology Solutions SRL	Italy
Accenture Outsourcing SRL	Italy
Avanade Italy SRL	Italy
Concert S.r.l	Italy
Fruendo S.r.l.	Italy
Nike Group S.p.A.	Italy
PLM Systems S.r.l.	Italy
Sutter Mills Italia S.r.l.	Italy
Accenture Japan Ltd	Japan
Avanade KK	Japan
IMJ Corporation	Japan
Mackevision Japan Co., Ltd.	Japan
Accenture East Africa Limited	Kenya
Accenture Sàrl	Luxembourg
Orbium Sàrl	Luxembourg
Accenture Sendirian Berhad	Malaysia
Accenture Solutions Sdn Bhd	Malaysia
Accenture Technology Solutions Sdn. Bhd.	Malaysia
Aspiro Solutions (Malaysia) Sdn Bhd	Malaysia
Avanade Malaysia Sdn Bhd	Malaysia
Hytracc Consulting Malaysia Sdn. Bhd.	Malaysia
NewsPage (Malaysia) Sdn Bhd	Malaysia
Seabury Malaysia Sdn. Bhd.	Malaysia

Name	Country of Organization
Accenture Customer Services Limited	Mauritius
Accenture Services (Mauritius) Ltd	Mauritius
Accenture Process (Mauritius) Ltd	Mauritius
Accenture S.C.	Mexico
Accenture Technology Solutions S.A. de C.V.	Mexico
Design Strategy and Research de México, S.A. de C.V.	Mexico
Insitum Consultoría S.A. de C.V.	Mexico
Operaciones Accenture S.A. de C.V.	Mexico
Servicios Técnicos de Programación Accenture S.C.	Mexico
Accenture Maghreb S.a.r.l.	Morocco
Accenture Services Morocco SA	Morocco
Octo Technology SA	Morocco
Accenture Mozambique Limitada	Mozambique
ACN Consulting Co Ltd	Myanmar
Accenture Australia Holding B.V.	Netherlands
Accenture Branch Holdings B.V.	Netherlands
Accenture BV	Netherlands
Accenture Central Europe B.V.	Netherlands
Accenture Holdings B.V.	Netherlands
Accenture International BV	Netherlands
Accenture Korea BV	Netherlands
Accenture Middle East BV	Netherlands
Accenture Minority I BV	Netherlands
Accenture Participations BV	Netherlands
Accenture Technology Ventures BV	Netherlands
Altius Data Solutions B.V	Netherlands
Avanade Netherlands BV	Netherlands
Callisto Integration Europe B.V.	Netherlands
Enterprise System Partners B.V.,	Netherlands
VanBerlo B.V.	Netherlands
Accenture NZ Limited	New Zealand
Cloud Sherpas New Zealand Ltd.	New Zealand
DayNine Consulting (New Zealand) Limited	New Zealand
Icon Integration (NZ) Limited	New Zealand
PrimeQ NZ Pty Ltd	New Zealand
Redcore (New Zealand) Limited	New Zealand
Accenture Ltd	Nigeria
Accenture AS	Norway
Accenture Services AS	Norway
Avanade Norway AS	Norway
Hytracc Consulting AS	Norway
Accenture Panama Inc	Panama
Double Digit Pty, SA	Panama
Accenture Peru SRL.	Peru
Accenture Technology Solutions SRL	Peru
Accenture Inc	Philippines
Accenture Healthcare Processing Inc	Philippines
Cloudsherpas, Inc	Philippines

Name	Country of Organization
Orbium Inc.	Philippines
Search Technologies BPO, Inc	Philippines
Zenta Global Philippines Inc	Philippines
Accenture Delivery Poland S.p. z o.o.	Poland
Accenture Operations S.p. z o.o.	Poland
Accenture Services S.p. z o.o.	Poland
Accenture Solutions S.p. z o.o	Poland
Accenture Sp. z o.o.	Poland
Avanade Poland S.p. z o.o.	Poland
Orbium International S.p. z o.o.	Poland
Orbium Services S.p. z o.o.	Poland
Accenture 2 Business Process Services S.A.	Portugal
Accenture Consultores de Gestao S.A.	Portugal
Accenture Technology Solutions - Soluções Informáticas Integradas, S.A.	Portugal
Tech - Avanade Portugal, Unipessoal Lda	Portugal
Accenture Puerto Rico LLC	Puerto Rico
Accenture Industrial Software Solutions SA	Romania
Accenture Managed Services SRL	Romania
Accenture Services SRL	Romania
Accenture OOO	Russia
Accenture Saudi Arabia Limited	Saudi Arabia
Accenture Pte Ltd	Singapore
Accenture SG Services Pte Ltd	Singapore
Accenture Solutions Pte Ltd	Singapore
Avanade Asia Pte Ltd	Singapore
Brand Learning Pte Limited	Singapore
CreativeDrive Singapore PTE. LTD.	Singapore
Kogentix Singapore Pte. Ltd	Singapore
Mackevision Singapore Pte. Ltd.	Singapore
NewsPage Pte Ltd	Singapore
Orbium Pte. Ltd.	Singapore
Redcore (Asia) Pte Ltd	Singapore
?What If! Innovation Singapore Holdings Pte	Singapore
Yesler Singapore Pte Ltd	Singapore
Accenture Services s.r.o.	Slovak Republic
Accenture s.r.o.	Slovak Republic
Accenture Technology Solutions Slovakia s.r.o.	Slovak Republic
Accenture Africa Pty Ltd	South Africa
Accenture Mzansi (Pty) Ltd	South Africa
Accenture Services Pty Ltd	South Africa
Accenture (South Africa) Pty Ltd	South Africa
Accenture Technology Solutions Pty Ltd	South Africa
Avanade South Africa Pty Ltd	South Africa
Zebra Worldwide Media (Pty) Ltd	South Africa
Mackevision Korea Ltd	South Korea
Accenture Holdings (Iberia) S.L.	Spain
Accenture Outsourcing Services, S.A.	Spain
Accenture S.L.	Spain

Name	Country of Organization
Avanade Spain SL	Spain
CustomerWorks Europe SL	Spain
Energuia Web, S.A.	Spain
Informatica de Euskadi S.L.	Spain
ITBS Servicios Bancarios de Tecnología de la Información SL	Spain
Shackleton SLU	Spain
Tecnilogica Ecosistemas, S.A.	Spain
Accenture Lanka (Private) Ltd	Sri Lanka
Accenture AB	Sweden
Accenture Services AB	Sweden
Avanade Sweden AB	Sweden
Accenture AG	Switzerland
Accenture Services AG	Switzerland
Avanade Schweiz GmbH	Switzerland
Orbium AG	Switzerland
Orbium Holding AG	Switzerland
Orbium International AG	Switzerland
Orbium Licences AG	Switzerland
Accenture Co Ltd	Taiwan
Accenture Consulting Services Ltd Tanzania	Tanzania
Accenture Co., Ltd	Thailand
Accenture Solutions Co., Ltd	Thailand
Accenture Technology Solutions (Thailand) Co., Ltd	Thailand
IT One Company Limited	Thailand
AGS Business and Technology Services Limited	Trinidad and Tobago
Accenture Danismanlik Limited Sirketi	Turkey
Accenture Industrial Software Limited Liability Company (Accenture Endüstriyel Yazılım Çözümleri Limited Şirketi)	Turkey
Enterprise System Partners Bilisim Danismanlik Ticaret Anonim Sirketi	Turkey
Accenture Cloud Software Solutions Ltd	United Kingdom
Accenture HR Services Ltd	United Kingdom
Accenture Post-Trade Processing Limited	United Kingdom
Accenture Systems Integration Limited	United Kingdom
Accenture (UK) Ltd	United Kingdom
Adaptly UK Limited	United Kingdom
Allen International Consulting Group Ltd	United Kingdom
Altius Consulting Limited	United Kingdom
Avanade Europe Holdings Ltd	United Kingdom
Avanade Europe Services Ltd	United Kingdom
Avanade UK Ltd	United Kingdom
Bow & Arrow Limited	United Kingdom
Brand Learning Group Limited	United Kingdom
Brand Learning Partners Limited	United Kingdom
Callisto Integration Europe Ltd.	United Kingdom
Certus Solutions Consulting Services Ltd	United Kingdom
Cloudpoint Limited	United Kingdom
Context Information Security Limited	United Kingdom
CreativeDrive EMEA Ltd.	United Kingdom

Name	Country of Organization
CreativeDrive UK Group LTD	United Kingdom
Cutting Edge Solutions Ltd	United Kingdom
Droga5 UK Ltd.	United Kingdom
Energy Management Brokers Ltd.	United Kingdom
Farah BidCo Limited	United Kingdom
Farah MidCo Limited	United Kingdom
Farah Topco Limited	United Kingdom
GenFour Limited	United Kingdom
Happen GP Limited	United Kingdom
Happen Ltd	United Kingdom
Imagine Broadband (USA) Ltd	United Kingdom
Infusion Development UK Limited	United Kingdom
K Comms Group Limited	United Kingdom
Kaper Communications Limited	United Kingdom
Karma Communications Debtco Limited	United Kingdom
Karma Communications Group Limited	United Kingdom
Karma Communications Holdings Limited	United Kingdom
Karmarama Comms Limited	United Kingdom
Karmarama Limited	United Kingdom
Kogentix Ltd	United Kingdom
Kream Comms Limited	United Kingdom
Mackevision UK Ltd	United Kingdom
Mudano Limited	United Kingdom
Nice Agency Limited	United Kingdom
Orbium Consulting Ltd	United Kingdom
Parker Fitzgerald International Limited	United Kingdom
Parker Fitzgerald Limited	United Kingdom
Parker Fitzgerald Services Limited	United Kingdom
Parker Fitzgerald Solutions Limited	United Kingdom
Pragsis Bidoop UK Ltd	United Kingdom
Seabury Aviation & Aerospace (UK) Limited	United Kingdom
Search Technologies Limited	United Kingdom
?What If! China Holdings Ltd	United Kingdom
?What If! Holdings Limited	United Kingdom
?What If! Limited	United Kingdom
Yesler Limited	United Kingdom
Zebra Worldwide Group Limited	United Kingdom
Accenture 2 LLC	United States
Accenture Capital Inc	United States
Accenture Cloud Solutions LLC	United States
Accenture Credit Services LLC	United States
Accenture Federal Services LLC	United States
Accenture Flex LLC	United States
Accenture GP LLC	United States
Accenture Inc	United States
Accenture Insurance Services LLC	United States
Accenture International LLC	United States
Accenture LLC	United States

Name	Country of Organization
Accenture LLP	United States
Accenture State Healthcare Services LLC	United States
Accenture Sub LLC	United States
Accenture Sub II Inc.	United States
Adaptly, LLC	United States
Altitude LLC	United States
ASM Research LLC	United States
Avanade Holdings LLC	United States
Avanade Inc	United States
Avanade International Corporation	United States
BABCN LLC	United States
Callisto Integration LLC	United States
Capital Consultancy Services, Inc.	United States
Clarity Solution Group, LLC	United States
Clearhead Group, LLC	United States
Cloud Sherpas (GA) LLC	United States
Computer Research and Telecommunications LLC	United States
Context Information Security LLC	United States
Creative Drive LLC	United States
Creative Drive US, LLC	United States
DayNine Consulting LLC	United States
DAZ Systems, LLC	United States
Declarative Holdings, LLC	United States
Decora Marketplace LLC	United States
Déjà Vu Security LLC	United States
Designaffairs, LLC	United States
Droga5, LLC	United States
Droga5 Studios, LLC	United States
Enaxis Consulting, L.P.	United States
Enterprise System Partners Global Corporation	United States
First Annapolis Consulting, LLC	United States
Imagine Broadband USA LLC	United States
Intrigo Systems, LLC	United States
Investtech Systems Consulting LLC	United States
Knowledgent Group LLC	United States
Kogentix LLC	United States
KSC Studio, L.L.C	United States
Kurt Salmon US LLC	United States
Mackevision Corporation	United States
MCG US Holdings LLC	United States
Measuretek LLC	United States
Meredith Specialty LLC	United States
Meredith Xcelerated Marketing Corporation	United States
Mortgage Cadence LLC	United States
Nytec, LLC	United States
Pia Communications LLC	United States
Procurian LLC	United States
Procurian USA LLC	United States

Name	Country of Organization
Proquire LLC	United States
Radiant Services, LLC	United States
Revolutionary Security LLC	United States
Sandbox Studio, LLC	United States
SCI WDSFMS Services, LLC	United States
Seabury Corporate Advisors LLC	United States
Search Technologies International LLC	United States
Search Technologies LLC	United States
Solutions IQ, LLC	United States
Totem Creative LLC	United States
Wire Stone, LLC	United States
Yesler, LLC	United States
Zenta Mortgage Services LLC	United States
Zenta Recoveries Inc	United States
Zenta US Holdings Inc.	United States
?What If! USA LLC	United States
Accenture Uruguay SRL	Uruguay
Accenture C.A	Venezuela
Accenture Vietnam Co., LTD	Vietnam
Accenture Zambia Limited	Zambia